UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
FORM 8-K
___________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): August 11, 2026
___________________
TRULIEVE CANNABIS CORP.
(Exact Name of Registrant as specified in its charter)
___________________

Delaware	000-56248	84-2231905
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3494 Martin Hurst Road
Tallahassee, FL 32312
(Address of principal executive offices and zip code)

(850) 298-8866
(Registrant’s telephone number, including area code)
Not Applicable
(Registrant’s name or former address, if change since last report)
___________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Subordinate Voting Shares, $0.0001 par value	TRLV	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Current Report on Form 8-K is being filed by Trulieve Cannabis Corp., a Delaware corporation (“Trulieve Delaware”), as the successor to Trulieve Cannabis Corp., a corporation previously existing under the laws of the Province of British Columbia, Canada (“Trulieve British Columbia”) prior to changing its jurisdiction to the State of Delaware. For purposes of this Current Report on Form 8-K, the terms the “Company,” “Trulieve,” “we,” “us” and “our” refer to (i) Trulieve British Columbia or (ii) Trulieve Delaware, as applicable.

On August 11, 2026, (the “Effective Date”), the Company filed a certificate of domestication (“Certificate of Domestication”) and certificate of incorporation (“Certificate of Incorporation” and together with the Certificate of Domestication, the “Governing Documents”) with the Secretary of State of the State of Delaware to continue out from the jurisdiction of the Province of British Columbia, Canada, to the jurisdiction of the State of Delaware (the “Domestication”). The Domestication was consummated pursuant to a Plan of Arrangement, which was approved by the Company’s shareholders at a special meeting of the shareholders held on August 5, 2026 (the “Plan of Arrangement”), and a Final Order issued by the Supreme Court of British Columbia, Canada on August 10, 2026.

Following the time at which the Governing Documents become effective (the “Effective Time”) on the Effective Date, pursuant to the Plan of Arrangement and by operation of law, (i) all the property, rights, interests, privileges and powers of the Company continue to be property, rights, interests, privileges and powers of the Company; (ii) all debt due to the Company, its subsidiaries, all rights under all contracts and all other causes of action belonging to the Company immediately prior to the Effective Time continue to be vested in the Company; (iii) all debts, liabilities, obligations and duties of the Company immediately prior to the Effective Time remain attached to the Company following the Effective Time and continue to be debts, liabilities, obligations and duties of the Company, and (iv) any existing cause of action, claim or liability to prosecution remains unaffected, a legal proceeding being prosecuted or pending by or against the Company may be prosecuted or its prosecution may be continued, as the case may be, by or against the Company following the Effective Time, and a conviction against, or a ruling, order or judgment in favor of or against, the Company may be enforced by or against the Company following the Effective Time.

The Plan of Arrangement is attached hereto as Exhibit 2.1 and is incorporated by reference herein. For additional information regarding the Domestication, please refer to the management information circular and definitive proxy statement filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) at www.sec.gov and on SEDAR+ in Canada at www.sedarplus.ca on June 25, 2026 (the “Proxy Statement”).

Item 1.01. Entry into a Material Definitive Agreement.

In connection with the consummation of the Domestication and pursuant to the Company’s Certificate of Incorporation, Bylaws (as defined below) and the Delaware General Corporation Law (the “DGCL”), the Company has or will enter into indemnification agreements with each of the Company’s executive officers and directors providing for the indemnification of, and advancement of expenses to, each such person in connection with claims, suits or proceedings arising as a result of such person’s service as an officer or director of the Company (the “Indemnification Agreements”).

The above description of the Indemnification Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the form of indemnification agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information provided in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

As part of the Domestication, the previously authorized, issued and outstanding subordinate voting shares of the Company (the “BC Subordinate Voting Shares”) and the multiple voting shares of the Company (the “BC Multiple Voting Shares”) were deemed to be exchanged on the Effective Date for the applicable class of authorized, issued and outstanding shares of common stock, par value $0.0001 per share, of the Company (“Common Stock”) on a one-for-one basis, with each BC Subordinate Voting Share exchanged for one issued and outstanding share of Class A subordinate voting Common Stock (the “Subordinate Voting Shares”) and each BC Multiple Voting Share exchanged for Class B multiple voting Common Stock (the “Multiple Voting Shares”). The issuance of the shares of Common Stock was made in reliance upon the exemption from registration provided by Section 3(a)(10) of the U.S. Securities Act of 1933, as amended.

Item 3.03. Material Modification to Rights of Security Holders.

The information provided in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

On the Effective Date, (i) each BC Subordinate Voting Share was automatically exchanged into one issued and outstanding Subordinate Voting Share, without any action required on the part of the Company or the holders thereof; (ii) each BC Multiple Voting Share was automatically exchanged into one issued and outstanding Multiple Voting Share, without any action required on the part of the Company or the holders thereof; and (iii) each outstanding stock option to purchase BC Subordinate Voting Shares, and each restricted stock unit (“RSU”) or performance stock unit (“PSU”) that was to be settled in BC Subordinate Voting Shares was deemed to be converted into and exchanged for a stock option, RSU or PSU to purchase or receive (as applicable) Subordinate Voting Shares, on equivalent terms pursuant to the terms of the Third Amended and Restated Trulieve Cannabis Corp. 2021 Omnibus Incentive Plan and applicable award agreement.

In connection with the consummation of the Domestication, the Company adopted the Certificate of Incorporation and Bylaws (the “Bylaws”), each of which is described in the Proxy Statement. The rights of holders of the Company’s capital stock are now governed by the Certificate of Incorporation, the Bylaws and the DGCL, which contain provisions that differ in certain respects from Trulieve British Columbia’s organizational documents and British Columbia law. The sections of the Proxy Statement entitled “Comparison of Shareholders’ Rights under British Columbia and Delaware Law” and “Comparison of Certificate of Incorporation and Company Delaware Bylaws with the BC Notice of Articles and BC Articles” under “Proposal 1: Approval of Delaware Domestication” describe the general effects of changes to the rights of the Company’s shareholders, and are incorporated herein by reference. Such descriptions do not purport to be complete and are qualified in their entirety by reference to the full text of the Certificate of Domestication, Certificate of Incorporation and the Bylaws, copies of which are attached hereto as Exhibits 3.1, 3.2 and 3.3, respectively, each of which is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information provided in the Introductory Note and Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
2.1	Plan of Arrangement
3.1	Certificate of Domestication
3.2	Trulieve Cannabis Corp. Certificate of Incorporation
3.3	Trulieve Cannabis Corp. Bylaws
10.1	Form of Indemnification Agreement between Trulieve Cannabis Corp. and its directors and officers
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Trulieve Cannabis Corp.

By:	/s/ Eric Powers
Name:	Eric Powers
Title:	Chief Legal Officer
Date: August 11, 2026